Income taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The Company’s operations are conducted by its foreign subsidiaries in Latin America and the Caribbean. The foreign subsidiaries are incorporated under the laws of their respective countries and as such the Company is taxed in such foreign countries.

Statutory tax rates in the countries in which the Company operates for fiscal years 2020, 2019 and 2018 were as follows:

	2020	2019	2018
Puerto Rico	18.5%	18.5%	20.0%
Curacao	22.0%	22.0%	22.0%
USVI	22.5%	22.5%	22.5%
Aruba, Panama, Uruguay and Netherlands	25.0%	25.0%	25.0%
Ecuador	25.0%	25.0%	28.0%
Chile	27.0%	27.0%	27.0%
Martinique, French Guyana and Guadeloupe	28.0%	31.0%	33.3%
Peru	29.5%	29.5%	29.5%
Trinidad and Tobago	30.0%	25.0%	25.0%
Argentina Costa Rica and México	30.0%	30.0%	30.0%
Colombia	32.0%	33.0%	37.0%
Brazil and Venezuela	34.0%	34.0%	34.0%

Income tax expense for fiscal years 2020, 2019 and 2018 consisted of the following:

	2020	2019	2018
Current income tax expense	$17,061	$46,811	$47,488
Deferred income tax expense	471	(7,974)	648
Income tax expense	$17,532	$38,837	$48,136

    Income tax expense for fiscal years 2020, 2019 and 2018, differed from the amounts computed by applying the Company’s weighted-average statutory income tax rate to pre-tax income (loss) as a result of the following:

	2020	2019	2018
Pre-tax (loss) income	$(131,854)	$118,953	$85,169
Weighted-average statutory income tax rate (i)	22.9%	36.6%	42.7%
Income tax (benefit) expense at weighted-average statutory tax rate on pre-tax income (loss)	(30,226)	43,488	36,354
Permanent differences:
Change in valuation allowance (ii)	2,958	(24,864)	(24,307)
Expiration and changes in tax loss carryforwards (iii)	13,820	17,799	18,599
Venezuelan remeasurement and inflationary impacts (iv)	1,682	1,743	16,857
Non-taxable income and non-deductible expenses	12,092	7,545	10,085
Tax benefits	(1,701)	(9,667)	(11,403)
Income taxes withholdings on intercompany transactions (v)	6,515	5,005	7,723
Differences including exchange rate, inflation adjustment and filing differences	6,684	(5,291)	(2,574)
Alternative Taxes	2,054	658	(1,283)
Others (vi)	3,654	2,421	(1,915)
Income tax expense	$17,532	$38,837	$48,136
(i)Weighted-average statutory income tax rate is calculated based on the aggregated amount of the income before taxes by country multiplied by the prevailing statutory income tax rate, divided by the consolidated income before taxes.
(ii)Comprises net changes in valuation allowances for the year, mainly related to net operating losses.
(iii)Expiration of loss tax carryforwards are mainly generated by Caribbean division.
(iv)Comprises changes in valuation allowance during 2020, 2019 and 2018 for $43,249, $983 and $(304), respectively.
(v)Comprises income tax withheld on the payment of interest on intercompany loans.
(vi)Mainly comprises income tax effects over intercompany transactions which are eliminated for consolidation purposes.

The tax effects of temporary differences and carryforwards that comprise significant portions of deferred tax assets and liabilities as of December 31, 2020 and 2019 are presented below:

	2020	2019
Tax loss carryforwards (i)	$186,781	$144,759
Purchase price allocation adjustment	12,247	15,158
Property and equipment, tax inflation	31,080	36,690
Other accrued payroll and other liabilities	29,622	33,065
Share-based compensation	1,719	2,062
Provision for contingencies, bad debts and obsolescence	4,621	2,534
Other deferred tax assets (ii)	75,121	56,927
Other deferred tax liabilities (iii)	(47,593)	(32,280)
Property and equipment - difference in depreciation rates	(7,902)	(418)
Valuation allowance (iv)	(235,196)	(194,426)
Net deferred tax asset	$50,500	$64,071

(i)As of December 31, 2020, the Company and its subsidiaries has accumulated net operating losses amounting to $656,119. The Company has net operating losses amounting to $145,127, expiring between 2021 and 2025. In addition, the Company has net operating losses amounting to $317,650 expiring after 2025 and net operating losses amounting to $193,342 that do not expire. Changes in tax loss carryforwards for the year relate to the creation of NOLs, mainly in Venezuela.
(ii)Other deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets for financial reporting purposes (accounting base) and the amounts used for income tax purposes (tax base). For the fiscal year ended December 31, 2020, this item includes: difference in depreciation of leases (related to differences between ASC842 and local tax regulation) for $51,772 in Brazil and provision for regular expenses for $10,098 in Brazil, Colombia and Argentina. For the Fiscal year ended December 31, 2019 this item includes difference in depreciation of leases in Brazil for $30,524, provision for regular expenses for $10,376, in Brazil, Mexico and Colombia and bad debt reserve in Puerto Rico for $4,218.
(iii)Primarily related to leases contracts (related to differences between ASC842 and local tax regulation).
(iv)In assessing the realization of deferred income tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

The total amount of $50,500 for the year ended December 31, 2020, is presented in the consolidated balance sheet as non-current asset and non-current liability amounting to $55,567 and $5,067, respectively.

The total amount of $64,071 for the year ended December 31, 2019, is presented in the consolidated balance sheet as non-current asset and non-current liability amounting to $68,368 and $4,297, respectively.
Deferred income taxes have not been recorded for temporary differences related to investments in certain foreign subsidiaries. These temporary differences, comprise undistributed earnings considered permanently invested in subsidiaries amounted to $187,215 at December 31, 2020. Determination of the deferred income tax liability on these unremitted earnings is not practicable because such liability, if any, is dependent on circumstances existing if and when remittance occurs.

As of December 31, 2020, and 2019, the Company has not identified unrecognized tax benefits that would favorably affect the effective tax rate if resolved in the Company’s favor.

The Company account for uncertain tax positions by determining the minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. This determination requires the use of significant judgment in evaluating the tax positions and assessing the timing and amounts of deductible and taxable items. The Company is regularly under audit in multiple tax jurisdictions and is currently under examination in several jurisdictions. The Company is generally no longer subject to income tax examinations by tax authorities for years prior to 2014.

As of December 31, 2020, there are certain matters related to the interpretation of income tax laws which could be challenged by tax authorities in an amount of $169 million, related to assessments for the fiscal years 2009 to 2015. No formal claim has been made for fiscal years within the statute of limitation by Tax authorities in any of the mentioned matters, however those years are still subject to audit and claims may be asserted in the future.

It is reasonably possible that, as a result of audit progression within the next 12 months, there may be new information that causes the Company to reassess the tax positions because the outcome of tax audits cannot be predicted with certainty. While the Company cannot estimate the impact that new information may have on their unrecognized tax benefit balance, it believes that the liabilities recorded are appropriate and adequate as determined under ASC 740.